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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   August 18, 1999
                                                   ---------------

                        CONVERGENT COMMUNICATIONS, INC.
            (Exact name of registrant as specified in its charter)

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
                 Colorado                                    333-53953                           84-1337265
(State or other jurisdiction of incorporation)     (Commission File Number)    (I.R.S. Employer Identification No.)
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                      400 Inverness Drive South, Suite 400
                           Englewood, Colorado 80112
                                 (303) 749-3000
         (Address and telephone number of principal executive offices)


Item 5.  Other Events

         In a press release dated August 19, 1999, Convergent Communications, Inc., a Colorado corporation, announced the resignation and interim replacement of it's Chief Financial Officer. A copy of the press release is attached.

Item 7.  Exhibits
         (c) Exhibits
             99.1 Press release, dated August 19, 1999.

                                   SIGNATURE

  Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Convergent Communications, Inc.


Date: August 19, 1999            By:    /s/ Martin E. Freidel
                                       ----------------------
                                          Martin E. Freidel
                                 Executive Vice President, General Counsel
                                         and Assistant Secretary